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                                                                   EXHIBIT 24(b)

[ALTSCHULER, MELVOIN AND GLASSER LLP LOGO]                   Chicago
ALTSCHULER, MELVOIN AND GLASSER LLP                          Los Angeles
Certified Public Accountants and Consultants                 New York
                                                             Tampa
                                                             Washington, D.C.




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Form S-8 (File No. 333- ________) of our report dated March 3, 1998 relating to the audit of the consolidated financial statements of Universal Automotive Industries, Inc. for the year ended December 31, 1997.





ALTSCHULER, MELVOIN AND GLASSER LLP

/s/ ALTSCHULER, MELVOIN AND GLASSER LLP
-----------------------------------------


Chicago, Illinois
July 21, 1998




30 South Wacker Drive, Suite 2600, Chicago, Illinois 60606-7494
312.207.2800  Fax 312.207.2954  http://www.amgnet.com

Associated Worldwide With Summit International Associates, Inc.

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                                EXHIBIT 24(c)


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[BDO DUNWOODY LOGO]        BDO DUNWOODY             505 York Boulevard, Suite 2.
                           Chartered Accountants    Hamilton, Ontario L8R 3K4
                                                    Telephone: (905) 525-6800
                                                    Telefax: (905) 525-6566
                                                    Toronto: (416) 368-7047




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                                                       CONSENT OF BDO DUNWOODY
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We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference to our report dated February 28, 1997 with respect to the financial statements of UBP Canholdings Inc. for the years ended December 31, 1996 and December 31, 1995 in the Registration Statement on Form S-8 and related Prospectus of Universal Automotive Industries, Inc.


BDO DUNWOODY


/S/ BDO DUNWOODY
-----------------------

Chartered Accountants


Hamilton, Ontario, Canada
July 22, 1998